Exhibit 10.36

Conversion Notice
September 25, 2024

Ladies and Gentlemen:

WHEREAS, on June 9, 2022, the registration statement on Form S-1 (the “Registration Statement” (File No. 333-263477) relating to the initial public offering (the “IPO”) of Acri Capital Acquisition Corporation, a Delaware corporation (the “Company”) was declared effective by the Securities and Exchange Commission;

WHEREAS, pursuant to the Registration Statement, Acri Capital Sponsor LLC, the sponsor of the Company (the “Sponsor”), and its designees or affiliates, may but were not required to provide working capital loans (the “Working Capital Loans”) to the Company, up to $3,000,000 of which may be converted into working capital warrants (the “Working Capital Warrants”), at the price of $1.00 per warrant at the option of the lender, upon the consummation of the initial business combination of the Company, and such Working Capital Warrants would be identical to the private warrants sold in the private placement consummated simultaneously with the IPO;

WHEREAS, as of the date hereof, the Sponsor and certain of its members (the “Members”) have provided a total of $2,603,923 in Working Capital Loans, in such amounts and on such dates as set forth in Exhibit A hereto, with such Working Capital Loans evidenced by promissory notes (the “Notes”) with substantially the same term, as set forth in Exhibit B hereto;

WHEREAS, the Company has entered into a Business Combination Agreement (as amended, the “Business Combination Agreement”) with Acri Capital Merger Sub I Inc., a Delaware corporation and wholly-owned subsidiary of the Company (“Purchaser”), Acri Capital Merger Sub II Inc., a Delaware corporation and wholly-owned subsidiary of the Purchaser (“Merger Sub”), and Foxx Development Inc., a Texas corporation (“Foxx”), and is expected to consummate all the transactions provided in the Business Combination Agreement on September 627, 2024, including, but not limited to, the following: (i) the Purchaser shall survive as the new publicly listed company, with its name changed to “Foxx Development Holdings Inc.” (“PubCo”); and (ii) all warrants of the Company will be cancelled in exchange for the issuance of the same number of warrants of PubCo that may be exercised for shares of common stock of PubCo, as provided in that certain warrant assumption agreement, dated September 627, 2024, between the Company, PubCo and Vstock Transfer LLC.

Pursuant to the Registration Statement, the certificate of incorporation of the Company, effective as of the date hereof, and the terms of the Notes, in satisfaction of the all the outstanding obligations of the parties and in consideration of the terms of the Notes and all of the outstanding balance of the Working Capital Loans, the Sponsor hereby gives you notice, pursuant to sections 2 and 10 of each of such Notes, to convert (the “Conversion”) all of the outstanding balance of the Working Capital Loans into Working Capital Warrants of the Company, which in turn, pursuant to the Registration Statement and the Business Combination Agreement, shall be converted into 2,603,923 warrants of PubCo.

Yours faithfully,

Acri Capital Sponsor LLC

By:	/s/ “Joy” Yi Hua
Name:	“Joy” Yi Hua
Title	Manager

Acknowledged and Accepted:

COMPANY:

Acri Capital Acquisition Corporation

By:	/s/ “Joy” Yi Hua
Name:	“Joy” Yi Hua
Title	CEO and Chairwoman

Exhibit A

Holder	Date of Note Issuance or Loan Provision	Outstanding Amount
Sponsor	1/20/2022	500,000
	3/11/2023	227,731
	4/11/2023	227,731
	5/11/2023	227,731
	6/11/2023	227,731
	7/12/2023	75,000
	8/8/2023	75,000
	9/11/2023	75,000
	10/11/2023	75,000
	11/12/2023	75,000
	12/5/2023	50,000
	12/12/2023	75,000
	12/29/2023	30,000
	1/10/2024	75,000
	1/11/2024	70,000
	2/6/2024	(9,177)
	2/14/2024	75,000
	3/14/2024	75,000
	3/20/2024	30,000
	3/22/2024	100,000
	4/14/2024	50,000
	5/10/2024	35,000
	5/14/2024	50,000
	5/20/2024	100,000
	6/4/2024	140,000
	6/4/2024	50,000
	7/12/2024	50,000
	7/19/2024	50,000
	8/1/2024	50,000
	8/26/2024	200,000
Total Working Capital Loans from Notes		2,631,746
Working Capital Account Balance		27,823
Total Working Capital Loans Outstanding		2,603,923

Exhibit B

FORM OF PROMISSORY NOTE